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                                                                      Exhibit 24

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Tod R. Hamachek, Jeffrey T. Cook and each of them, severally as attorney-in-fact for him or her in any and all capacities, to sign the Annual Report on Form 10-K of PENWEST, LTD. for the fiscal year ended August 31, 1996, and to file same and any amendments, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done virtue hereof.


SIGNATURE                                 DATE
---------                                 ----
/s/ Richard E. Engebrecht                              October 22, 1996
------------------------------------      --------------------------------------
Richard E. Engebrecht, Director

/s/ Paul E. Freiman                                    October 22, 1996
------------------------------------      --------------------------------------
Paul E. Freiman, Director

/s/ Tod R. Hamachek                                    October 22, 1996
------------------------------------      --------------------------------------
Tod R. Hamachek, Director

/s/ Paul H. Hatfield                                   October 22, 1996
------------------------------------      --------------------------------------
Paul H. Hatfield, Director

/s/ Harry Mullikin                                     October 22, 1996
------------------------------------      --------------------------------------
Harry Mullikin, Director

/s/ Sally G. Narodick                                  October 22, 1996
------------------------------------      --------------------------------------
Sally G. Narodick, Director

/s/ William G. Parzybok, Jr.                           October 22, 1996
------------------------------------      --------------------------------------
William G. Parzybok, Jr., Director

/s/ N. Stewart Rogers                                  October 22, 1996
------------------------------------      --------------------------------------
N. Stewart Rogers, Director

/s/ William K. Street                                  October 22, 1996
------------------------------------      --------------------------------------
William K. Street, Director


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